EXHIBIT 10.10

         Exhibit 10.10 is not filed herewith since it is substantially identical in all material respects with the document filed as Exhibit 10.7. The following list sets forth the material details in which the document described as Exhibit
10.10 differs from the document filed as Exhibit 10.7:

         1. It pertains to the Homewood Suites hotel located at 4705 Old Sheppard Place, Plano, Texas 75093.

         2.  The Licensee is Apple Suites Services Limited Partnership.

         3.  Attachment B is as set forth on the following page.

                                  ATTACHMENT B
                           RIDER TO LICENSE AGREEMENT

1.     Name and Address of Licensee:                 Apple Suites Services Limited Partnership
                                                     Attn: Glade Knight
                                                     306 East Main Street
                                                     Richmond, Virginia  23219

2.     Location of Hotel:                            4705 Old Shepard Place
                                                     Plano, Texas  75093

3.     Number of Approved Guest Rooms:               99

4.     Effective Date of License:                    as of September 20, 1999

                                                     It shall be a condition  precedent  to the  validity of this
                                                     Agreement,  and this  Agreement  shall  be of no  force  and effect and Licensee  shall have no rights  hereunder  unless and until on or before  September 20, 1999,  Licensee  shall have submitted to Licensor, written verification,  in a form satisfactory  to  Licensor,  that Apple  Suites REIT Limited
                                                     Partnership  has  closed  on the  purchase  of and  obtained possession and control of the Hotel ("Closing"). Within five days of Closing,  Licensee  shall  submit to Licensor  (i) a copy of the deed,  as  recorded,  transferring  the Hotel to
                                                     Apple  Suites REIT Limited  Partnership,  (ii) a copy of the lease  agreement  between  Licensee  and Apple  Suites  REIT
                                                     Limited Partnership, and (iii) the franchise application fee in the amount of $45,000

5.     Term of License to Expire:                    September 19, 2019

6.     Plans Submission Dates:                       as  required  under  the  Product   Improvement  Plan
                                                     (Attachment C)

7.     Construction or Work Commencement Date:       September 20, 1999

8.     Construction or Work Completion Date:         December 20, 1999

9.     Offer Expiration Date [Paragraph 17]:         September 30, 1999

10.    Ownership of Licensee:                        Apple Suites Services Limited Partnership                100%

                                                     General Partner:
                                                     Apple Suites Services General, Inc.                        1%
                                                       Apple Suites Management, Inc.                   100%
                                                         Glade Knight                        100%

                                                     Limited Partner:
                                                     Apple Suites Services LP, Inc.                            99%
                                                       Apple Suites Management, Inc.                   100%
                                                         Glade Knight                        100%


                                                 Attachment B - 1